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                                                                   EXHIBIT 10.9


                                 REVOLVING NOTE


Cdn. $6,937,500                                                  August 31, 1995

         FOR VALUE RECEIVED, the undersigned, Bingo Press & Specialty Limited
(f/k/a 1089350 Ontario Inc.), an Ontario corporation (the "Borrower"), promises to pay to the order of The Chase Manhattan Bank of Canada (the "Lender") on December 13, 1999 the principal sum of Six Million Nine Hundred Thirty Seven
Thousand Five Hundred Canadian Dollars (Cdn. $6,937,500) or, if different, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Credit Agreement, dated as of December 13, 1994 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Stuart Entertainment, Inc., the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, Bank of America National Trust and Savings Association, as agent as provided therein, and Bank of America Canada, as agent as provided therein, regardless of whether such principal amount is shown on the schedule attached hereto (or any continuation thereof).

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity
(whether by acceleration or otherwise) and, after maturity and/or judgment, until paid, at the rates per annum and on the dates specified in the Credit
Agreement.

         Payments of both principal and interest are to be made in lawful money of Canada in same day or immediately available funds to the account designated by the Canadian Agent pursuant to the Credit Agreement.

         This Note, together with that certain Revolving Note of even date herewith (the "BAC Revolving Note") in the principal amount of Cdn. $6,937,500 issued by Borrower to Bank of America Canada ("BAC"), replaces in its entirety that certain Revolving Note dated December 13, 1994 (the "Original Revolving
Note") in the principal amount of Cdn. $13,875,000 issued by Borrower to BAC.
This Note and the BAC Revolving Note do not constitute a repayment or novation of the Indebtedness of Borrower under the Original Revolving Note.

         This Note is one of the Revolving Notes referred to in, and evidences
Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the
Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.  Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.
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         ALL PARTIES HERETO, WHETHER AS MAKERS, ENDORSERS, OR OTHERWISE,
SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST AND NOTICE OF
DISHONOR.

         THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF
ILLINOIS.

                                        BINGO PRESS & SPECIALTY LIMITED



                                        By
                                           ------------------------------------
                                        Title:
                                               --------------------------------




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
                                                        Grid


                                                                             Portion of
                                                                             Principal
                                                                         Balance Maintained
                                                                         ------------------
                                                                                                     Applicable BA
                                Amount of         Outstanding          BA                Base            Rate
             Amount of          Principal          Principal          Rate               Rate          Interest           Notation
Date         Term Loan           Payment            Balance           Loan               Loan           Period              Made
----         ---------           -------            -------           ----               ----           ------              ----




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